UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): December 10, 2004


                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                 0-11688          95-3889638
                --------                 -------          ----------
     (State or other jurisdiction of   (Commission     (I.R.S. Employer
     incorporation or organization)    File Number)  Identification Number)

           Lakepointe Centre I,
        300 E. Mallard, Suite 300                           83706
               Boise, Idaho                                 -----
(Address of principal executive offices)                  (Zip Code)


                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 2.06 MATERIAL IMPAIRMENTS

On December 10, 2004 the Company issued a press release titled "AMERICAN ECOLOGY INCREASES SHEFFIELD, ILLINOIS CLOSURE, POST-CLOSURE RESERVE" disclosing that a $715,000 charge would be recorded in the Fourth Quarter.

A copy of the press release is attached as exhibit 99 and incorporated by reference herein.

Exhibit 99  Press Release, dated December 10, 2004, entitled "AMERICAN ECOLOGY INCREASES
            SHEFFIELD, ILLINOIS CLOSURE, POST-CLOSURE RESERVE"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          AMERICAN ECOLOGY CORPORATION
                                                     (Registrant)




Date:  December 10, 2004                  By:/S/ James R. Baumgardner
                                             ------------------------
                                                   James R. Baumgardner
                                                   Senior Vice President,
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer


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

                                      EXHIBIT INDEX

Exhibit     Description
-------     -----------
Exhibit 99  Press Release, dated December 10, 2004, entitled "AMERICAN ECOLOGY INCREASES
            SHEFFIELD, ILLINOIS CLOSURE, POST-CLOSURE RESERVE"


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